EXHIBIT 99.1

Harrow Announces Second Quarter 2023 Financial Results

Second Quarter 2023 and Recent Selected Highlights:

●	Record revenues of $33.5 million, an increase of 44% over $23.3 million in the prior-year quarter and an increase of 28% over $26.1 million in the sequential quarter.
●	GAAP net loss of ($4.2) million.
●	Record adjusted EBITDA of $11.0 million, an increase of 144% over $4.5 million in the prior-year quarter and an increase of 108% over $5.3 million in the sequential quarter.
●	Completed public offering of common stock for aggregate gross proceeds of $69 million.
●	Expanded Oaktree Loan from $100 million to $112.50 million.
●	Acquired certain commercial rights to FLAREX®, NATACYN®, TOBRADEX® ST, VERKAZIA®, ZERVIATE®, and Non-Prescription Brands FRESHKOTE® and Cationorm® PLUS.
●	Acquired North American commercial rights to VEVYE®, a novel FDA-approved drug labeled to treat both the signs and symptoms of dry eye disease.
●	Completed transfer of New Drug Application for VIGAMOX®.

NASHVILLE, Tenn., August 9, 2023 – Harrow (Nasdaq: HROW), a leading U.S. eyecare pharmaceutical company, today announced results for the second quarter and six months ended June 30, 2023. The Company also posted its second quarter Letter to Stockholders and corporate presentation to the “Investors” section of its website, harrow.com.

“Our team has made great progress positioning Harrow as a top-tier U.S.-focused ophthalmic pharmaceutical company,” said Mark L. Baum, CEO of Harrow. “Since January of 2023, through a series of transactions, we have not only improved Harrow’s balance sheet, but we’ve dramatically improved Harrow’s product portfolio, which is now one of the most comprehensive ophthalmic pharmaceutical offerings in the U.S. market. With what we now have in our “bag” and continued execution and operational performance by the Harrow team, we believe we are on our way to achieving the highest financial goals for Harrow’s stockholders.”

Second quarter 2023 figures of merit:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2023	2022	2023	2022
Net revenues	$33,470,000	$23,323,000	$59,573,000	$45,443,000
Gross margin	70%	72%	69%	72%
Core gross margin(1)	78%	73%	77%	74%
Net loss	(4,229,000)	(6,239,000)	(10,872,000)	(8,677,000)
Core net (loss) income(1)	(494,000)	254,000	(1,536,000)	967,000
Adjusted EBITDA(1)	11,005,000	4,505,000	16,347,000	9,445,000
Basic net loss per share	(0.14)	(0.23)	(0.36)	(0.32)
Diluted net loss per share	(0.14)	(0.23)	(0.36)	(0.32)
Core basic net (loss) income per share(1)	(0.02)	0.01	(0.05)	0.04
Core diluted net (loss) income per share(1)	(0.02)	0.01	(0.05)	0.03

(1)	Core gross margin, core net (loss) income, core basic and diluted net (loss) income per share (collectively, “Core Results”), and Adjusted EBITDA are non-GAAP measures. For additional information, including a reconciliation of such Core Results and Adjusted EBITDA to the most directly comparable measures presented in accordance with GAAP, see the explanation of non-GAAP measures and reconciliation tables in the financial tables section.

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Harrow Announces Second Quarter 2023 Financial Results

August 9, 2023

Conference Call and Webcast

The Company’s management team will host a conference call and live webcast today at 4:45 p.m. Eastern Time to discuss the second quarter 2023 results and provide a business update. To participate in the call, see details below:

Conference Call Details:
Date:	Wednesday, August 9, 2023
Time:	4:45 p.m. Eastern time
Participant Dial-in:	1-833-953-2434 (U.S.) 1-412-317-5763 (International)
Replay Dial-in (Passcode 3750229): (telephonic replay through August 16, 2023)	1-877-344-7529 (U.S.) 1-412-317-0088 (International)
Webcast: (online replay through August 9, 2024)	harrow.com

About Harrow

Harrow Health, Inc. (Nasdaq: HROW) is a leading eyecare pharmaceutical company engaged in the discovery, development, and commercialization of innovative ophthalmic pharmaceutical products for the U.S. market. Harrow helps U.S. eyecare professionals preserve the gift of sight by making its comprehensive portfolio of prescription and non-prescription pharmaceutical products accessible and affordable to millions of Americans each year. For more information about Harrow, please visit harrow.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this release that are not historical facts may be considered such “forward-looking statements.” Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties which may cause results to differ materially and adversely from the statements contained herein. Some of the potential risks and uncertainties that could cause actual results to differ from those predicted include, among others, risks related to: liquidity or results of operations; our ability to successfully implement our business plan, develop and commercialize our products, product candidates and proprietary formulations in a timely manner or at all, identify and acquire additional products, manage our pharmacy operations, service our debt, obtain financing necessary to operate our business, recruit and retain qualified personnel, manage any growth we may experience and successfully realize the benefits of our previous acquisitions and any other acquisitions and collaborative arrangements we may pursue; competition from pharmaceutical companies, outsourcing facilities and pharmacies; general economic and business conditions, including inflation and supply chain challenges; regulatory and legal risks and uncertainties related to our pharmacy operations and the pharmacy and pharmaceutical business in general; physician interest in and market acceptance of our current and any future formulations and compounding pharmacies generally. These and additional risks and uncertainties are more fully described in Harrow’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Such documents may be read free of charge on the SEC’s web site at sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Except as required by law, Harrow undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

Contact:

Jamie Webb, Director of Communications and Investor Relations

jwebb@harrowinc.com

615-733-4737

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Harrow Announces Second Quarter 2023 Financial Results

August 9, 2023

HARROW HEALTH, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2023	December 31, 2022
	(unaudited)
ASSETS
Cash and cash equivalents	$22,754,000	$96,270,000
All other current assets	37,542,000	21,990,000
Total current assets	60,296,000	118,260,000
All other assets	163,693,000	39,118,000
TOTAL ASSETS	$223,989,000	$157,378,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$23,011,000	$18,632,000
Loans payable, net of current portion and unamortized debt discount	169,712,000	104,174,000
All other liabilities	9,214,000	7,332,000
TOTAL LIABILITIES	201,937,000	130,138,000
TOTAL STOCKHOLDERS’ EQUITY	22,052,000	27,240,000
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$223,989,000	$157,378,000

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Harrow Announces Second Quarter 2023 Financial Results

August 9, 2023

HARROW HEALTH, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2023	2022	2023	2022
Total revenues	$33,470,000	$23,323,000	$59,573,000	$45,443,000
Cost of sales	10,000,000	6,534,000	18,271,000	12,497,000
Gross profit	23,470,000	16,789,000	41,302,000	32,946,000
Selling, general and administrative	19,957,000	14,185,000	35,845,000	27,583,000
Research and development	1,161,000	914,000	1,895,000	1,572,000
Total operating expenses	21,118,000	15,099,000	37,740,000	29,155,000
Income from operations	2,352,000	1,690,000	3,562,000	3,791,000
Total other expense, net	6,596,000	7,889,000	14,737,000	12,428,000
Income tax benefit (expense)	15,000	(40,000)	303,000	(40,000)
Net loss attributable to Harrow Health, Inc.	$(4,229,000)	$(6,239,000)	$(10,872,000)	$(8,677,000)
Net loss per share of common stock, basic and diluted	$(0.14)	$(0.23)	$(0.36)	$(0.32)

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Harrow Announces Second Quarter 2023 Financial Results

August 9, 2023

HARROW HEALTH, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Six Months Ended June 30,
	2023	2022
Net cash (used in) provided by:
Operating activities	$(3,648,000)	$5,827,000
Investing activities	(132,219,000)	(669,000)
Financing activities	62,351,000	(887,000)
Net change in cash and cash equivalents	(73,516,000)	4,271,000
Cash and cash equivalents at beginning of the period	96,270,000	42,167,000
Cash and cash equivalents at end of the period	$22,754,000	$46,438,000

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Harrow Announces Second Quarter 2023 Financial Results

August 9, 2023

Non-GAAP Financial Measures

In addition to the Company’s results of operations determined in accordance with U.S. generally accepted accounting principles (GAAP), which are presented and discussed above, management also utilizes Adjusted EBITDA and Core Results, unaudited financial measures that are not calculated in accordance with GAAP, to evaluate the Company’s financial results and performance and to plan and forecast future periods. Adjusted EBITDA and Core Results are considered “non-GAAP” financial measures within the meaning of Regulation G promulgated by the SEC. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results, provide a more complete understanding of the Company’s results of operations and the factors and trends affecting its business. Management believes Adjusted EBITDA and Core Results provide meaningful supplemental information regarding the Company’s performance because (i) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making; (ii) they exclude the impact of non-cash or, when specified, non-recurring items that are not directly attributable to the Company’s core operating performance and that may obscure trends in the Company’s core operating performance; and (iii) they are used by institutional investors and the analyst community to help analyze the Company’s results. However, Adjusted EBITDA, Core Results, and any other non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Further, non-GAAP financial measures used by the Company and the way they are calculated may differ from the non-GAAP financial measures or the calculations of the same non-GAAP financial measures used by other companies, including the Company’s competitors.

Adjusted EBITDA

The Company defines Adjusted EBITDA as net (loss) income, excluding the effects of stock-based compensation and expenses, interest, taxes, depreciation, amortization, investment (loss) income, net, and, if any and when specified, other non-recurring income or expense items. Management believes that the most directly comparable GAAP financial measure to Adjusted EBITDA is net (loss) income. Adjusted EBITDA has limitations and should not be considered as an alternative to gross profit or net (loss) income as a measure of operating performance or to net cash provided by (used in) operating, investing, or financing activities as a measure of ability to meet cash needs.

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Harrow Announces Second Quarter 2023 Financial Results

August 9, 2023

The following is a reconciliation of Adjusted EBITDA, a non-GAAP measure, to the most comparable GAAP measure, net loss, for the three months and six months ended June 30, 2023, and for the same periods in 2022:

HARROW HEALTH, INC.

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2023	2022	2023	2022
GAAP net loss	$(4,229,000)	$(6,239,000)	$(10,872,000)	$(8,677,000)
Stock-based compensation and expenses	5,412,000	1,993,000	7,045,000	4,009,000
Interest expense, net	5,704,000	1,794,000	10,451,000	3,586,000
Income tax expense (benefit)	(15,000)	40,000	(303,000)	40,000
Depreciation	398,000	424,000	690,000	843,000
Amortization of intangible assets	2,843,000	398,000	5,050,000	802,000
Investment loss (income), net	714,000	6,095,000	(1,328,000)	8,842,000
Other expense, net	178,000	-	5,614,000 (1)	-
Adjusted EBITDA	$11,005,000	$4,505,000	$16,347,000	$9,445,000

(1)	Includes $5,465,000 for the loss on extinguishment of debt.

Core Results

Harrow Core Results, including core gross margin, core net income (loss), core operating income, core basic and diluted income (loss) per share, and core operating margin, exclude all amortization and impairment charges of intangible assets, excluding software development costs, net gains and losses on investments and equity securities, including equity method gains and losses and equity valued at fair value through profit and loss (“FVPL”), preferred stock dividends, and gains/losses on forgiveness of debt. In other periods, Core Results may also exclude fair value adjustments of financial assets in the form of options to acquire a company carried at FVPL, obligations related to product recalls, certain acquisition-related items, restructuring charges/releases and associated items, related legal items, gains/losses on early extinguishment of debt or debt modifications, impairments of property, plant and equipment and software, as well as income and expense items that management deems exceptional and that are or are expected to accumulate within the year to be over a $100,000 threshold.

The following is a reconciliation of Core Results, non-GAAP measures, to the most comparable GAAP measures for the three and six months ended June 30, 2023, and for the same periods in 2022:

For the Three Months Ended June 30, 2023
	GAAP Results	Amortization of Certain Intangible Assets	Investment Gains	Other Items	Core Results
Gross profit	$23,470,000	$2,649,000	$-	$-	$26,119,000
Gross margin	70%				78%
Operating income	2,352,000	2,843,000	-	-	5,195,000
(Loss) income before taxes	(4,244,000)	2,843,000	714,000	178,000	(509,000)
Tax benefit	15,000	-	-	-	15,000
Net (loss) income	(4,229,000)	2,843,000	714,000	178,000	(494,000)
Basic and diluted loss per share ($)(1)	(0.14)				(0.02)
Weighted average number of shares of common stock outstanding, basic and diluted	30,458,677				30,458,677

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Harrow Announces Second Quarter 2023 Financial Results

August 9, 2023

For the Six Months Ended June 30, 2023
	GAAP Results	Amortization of Certain Intangible Assets	Investment Losses	Other Items	Core Results
Gross profit	$41,302,000	$4,694,000	$-	$-	$45,996,000
Gross margin	69%				77%
Operating income	3,562,000	5,050,000	-	-	8,612,000
(Loss) income before taxes	(11,175,000)	5,050,000	(1,328,000)	5,614,000	(1,839,000)
Tax benefit	303,000	-	-	-	303,000
Net (loss) income	(10,872,000)	5,050,000	(1,328,000)	5,614,000	(1,536,000)
Basic and diluted loss per share ($)(1)	(0.36)				(0.05)
Weighted average number of shares of common stock outstanding, basic and diluted	30,379,354				30,379,354

For the Three Months Ended June 30, 2022
	GAAP Results	Amortization of Certain Intangible Assets	Investment Gains	Core Results
Gross profit	$16,789,000	$341,000	$-	$17,130,000
Gross margin	72%			73%
Operating income	1,690,000	398,000	-	2,088,000
(Loss) income before taxes	(6,199,000)	398,000	6,095,000	294,000
Taxes	(40,000)	-	-	(40,000)
Net (loss) income	(6,239,000)	398,000	6,095,000	254,000
Basic (loss) earnings per share ($)(1)	(0.23)			0.01
Diluted (loss) earnings per share ($)(1)	(0.23)			0.01
Weighted average number of shares of common stock outstanding:
Basic	27,303,458			27,303,458
Diluted	27,303,458			28,234,177

For the Six Months Ended June 30, 2022
	GAAP Results	Amortization of Certain Intangible Assets	Investment Gains	Core Results
Gross profit	$32,946,000	$682,000	$-	$33,628,000
Gross margin	72%			74%
Operating income	3,791,000	802,000	-	4,593,000
(Loss) Income before taxes	(8,637,000)	802,000	8,842,000	1,007,000
Taxes	(40,000)	-	-	(40,000)
Net (loss) income	(8,677,000)	802,000	8,842,000	967,000
Basic (loss) earnings per share ($)(1)	(0.32)			0.04
Diluted (loss) earnings per share ($)(1)	(0.32)			0.03
Weighted average number of shares of common stock outstanding:
Basic	27,265,350			27,265,350
Diluted	27,265,350			28,270,639

(1)	Core basic and diluted (loss) earnings per share is calculated using the weighted-average number of shares of common stock outstanding during the period. Core basic and diluted (loss) earnings per share also contemplates dilutive shares associated with equity-based awards as described in Note 2 and elsewhere in the Condensed Consolidated Financial Statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.

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